SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 23, 2003



                            The X-Change Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                              0-41703                    43-1594165
--------------------------- -------------------------- -------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                                   Number)




            36 West 44th Street, Suite 1201, New York, New York 10036
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (646) 728-7023

ITEM 5.  OTHER EVENTS.

         On January 23, 2003, the Registrant mailed a consent solicitation statement to its stockholders. With the consent solicitation statement the Registrant is seeking approval for a Securities Repurchase Agreement between the Registrant, X-Change Technologies Corp., and two separate groups of the Registrant's stockholders. The consent solicitation statement is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits.

  EXHIBIT NUMBER                      DESCRIPTION

         99.1 Consent Solicitation Statement dated January 23, 2003 relating to Securities Repurchase Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 The X-Change Corporation



                                                 By:   /s/ William F. Frank
                                                 Title:  Chief Executive Officer


Date: January 23 2003

8-KtheX-ChangeCorporation23jan.DOC

                                  EXHIBIT 99.1

   CONSENT SOLICITATION STATEMENT RELATING TO SECURITIES REPURCHASE AGREEMENT

                            THE X-CHANGE CORPORATION
                         36 WEST 44TH STREET, SUITE 1201
                            NEW YORK, NEW YORK 10036
                                 (646) 728-7023
            _________________________________________________________

                         NOTICE OF CONSENT SOLICITATION
            _________________________________________________________

To the Stockholders of The X-Change Corporation:

         The board of directors of The X-Change Corporation is seeking your consent to a Securities Repurchase Agreement and related transactions. We ask that you return the enclosed written consent form as soon as possible, but in any event by February 7, 2003. The Securities Repurchase Agreement was entered into as of December 23, 2002 between us, X-Change Technologies Corp., which is currently a wholly-owned subsidiary of ours, and two separate groups of our stockholders. The first group of stockholders, which we will refer to as the "WEBiX Holders," consists of those of our stockholders who formerly owned interests in WEBiX, Inc., a Florida corporation, before WEBiX, Inc. was merged into a subsidiary of ours on January 15, 2002. The second group of stockholders that is a party to the Securities Repurchase Agreement consists of some of our major stockholders who owned shares in us before the January 15, 2002 merger and will be referred to as the "Original Holders."

         Under the January 15, 2002 merger, WEBiX, Inc. was merged into a subsidiary of ours, now known as X-Change Technologies Corp. Under the Securities Repurchase Agreement, we will transfer all shares of X-Change Technologies Corp. to the WEBiX Holders in exchange for the surrender of all voting stock or other securities issued by us and held by the WEBiX Holders, and the assumption by X-Change Technologies Corp. of all of our debt. In addition, in connection with the Repurchase Agreement we will assign to X-Change Technologies Corp. our rights under a technology license agreement. The Securities Repurchase Agreement and related transactions is equivalent to the sale of our assets in exchange for the surrender of securities held by the WEBiX Holders and the assumption of our debt by X-Change Technologies Corp.

         The Securities Repurchase Agreement and related transactions must be approved by the holders of a majority of our common stock and Series A Preferred Stock, voting as a single class. If your shares are held in street name, your broker may consent on your behalf to the proposal if you do not otherwise direct. December 26, 2002 is the record date for determining the stockholders entitled to receive the attached Consent Solicitation Statement and to vote on the Securities Repurchase Agreement and related transactions.

         As of December 10, 2002, our board of directors approved the Securities Repurchase Agreement and related transactions in accordance with the Nevada Corporation Law. Our board of directors recommends that you consent to the proposal to approve the Securities Repurchase Agreement and related transactions.

                                             By Order of the Board of Directors:

                                              Susan Landin
                                              Secretary
New York, New York
January 23, 2003

                            THE X-CHANGE CORPORATION
                         36 WEST 44TH STREET, SUITE 1201
                            NEW YORK, NEW YORK 10036
                                 (646) 728-7023

                         ______________________________

                         CONSENT SOLICITATION STATEMENT

                          _____________________________

                               GENERAL INFORMATION

         This Consent Solicitation Statement and the enclosed written consent form are being mailed by The X-Change Corporation, a Nevada corporation, on or about January 23, 2003, to holders of record of shares of our common stock, par value $0.001 per share, and our Series A Preferred Stock, par value $0.001 per share. We ask that you return the enclosed written consent form as soon as possible, but in any event by February 7, 2003.

         This Consent Solicitation Statement relates to a Securities Repurchase Agreement and related transactions. The Securities Repurchase Agreement was entered into as of December 23, 2002 between us, X-Change Technologies Corp., which is currently a wholly-owned subsidiary of ours, and two separate groups of our stockholders. The Securities Repurchase Agreement and related transactions will be collectively referred to in this Consent Solicitation Statement as the "Repurchase." The stockholders in the first group, whom we will refer to in this Consent Solicitation Statement as the "WEBiX Holders," consists of those of our stockholders who formerly owned interests in WEBiX, Inc., a Florida corporation, before WEBiX, Inc. was merged into a subsidiary of ours on January 15, 2002. The second group of stockholders that is a party to the Securities Repurchase Agreement consists of some of our major stockholders who owned shares in us before the January 15, 2002 merger. The stockholders in the second group will be referred to in this Consent Solicitation Statement as the "Original Holders."

         Under the January 15, 2002 merger, WEBiX, Inc. was merged into a subsidiary of ours which is now known as X-Change Technologies Corp. and is a Delaware corporation. Under the Securities Repurchase Agreement, we will transfer all shares of X-Change Technologies Corp. to the WEBiX Holders in exchange for the surrender of all common stock, preferred stock, warrants or options issued by us and held by the WEBiX Holders, and the assumption by X-Change Technologies Corp. of all of our indebtedness. The Repurchase is essentially equivalent to the sale of our assets in exchange for the surrender of securities held by the WEBiX Holders and the assumption of debt by X-Change Technologies Corp. As a result of the Repurchase, the ability to exercise control over our business, policies and affairs and exert substantial influence over the election of our directors, and the approval or disapproval of actions requiring a shareholder vote, will shift from the WEBiX Holders to the Original Holders.

         As of December 10, 2002, our board of directors approved the Repurchase by unanimous written consent in accordance with the Nevada Corporation Law. With this Consent Solicitation Statement, we are seeking the consent of the holders of our voting stock, which consists of common stock, par value $0.001 per share, and Series A Preferred Stock, par value $0.001 per share. Our board of directors has fixed December 26, 2002 as the record date for determining the stockholders entitled to receive this Consent Solicitation Statement and to vote on the Repurchase. If your shares are held in street name, your broker may consent on your behalf to the proposal if you do not otherwise direct. Our board of directors recommends that you consent to the proposal to approve the Securities Repurchase Agreement and related transactions.

         We will bear the entire cost of furnishing this Consent Solicitation Statement. We will request brokerage houses, nominees, custodians, fiduciaries and similar parties who are holders of record of our voting securities to forward this Consent Solicitation Statement to the beneficial owners of these voting securities, and we will reimburse these parties for out-of-pocket expenses incurred in forwarding the material.

                    _________________________________________

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      REQUEST THAT YOU NOT SEND US A PROXY.

              THIS IS A REQUEST FOR STOCKHOLDER APPROVAL BY WRITTEN
               CONSENT. YOU ARE REQUESTED TO INDICATE WHETHER YOU
                 APPROVE OF THE PROPOSED CORPORATE ACTION ON THE
                  ENCLOSED FORM AND TO RETURN THAT FORM TO US.

                    _________________________________________

                           FORWARD-LOOKING STATEMENTS

         Some of the information included in this Consent Solicitation Statement contains statements that are forward-looking, such as statements relating to the Repurchase, statements about our business prospects and other statements of outlook. These forward-looking statements involve important known and unknown risks and uncertainties that could cause actual results and liquidity to differ materially from those expressed or anticipated in any forward-looking statements. These risks and uncertainties include, but are not limited to: the impact of the Repurchase on our business; expenses incurred in connection with the Repurchase; the failure of any of the parties to satisfy the closing conditions for the Repurchase; and actions taken or failed to be taken by third parties, including our customers, suppliers, competitors, and stockholders. Actual results may differ materially from those expressed in any forward-looking statement made by us or on our behalf. Any forward-looking statements speak only as of the date made, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to some of the informational requirements of the Securities Exchange Act of 1934 and accordingly file periodic reports with the Securities and Exchange Commission. Reports that we file with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the SEC's public reference facilities by calling the SEC at 1-800-SEC-0330. You may obtain copies of periodic reports and other information at prescribed rates by writing to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. This information may also be accessed electronically through the SEC's home page on the Internet at www.sec.gov.

                      PURPOSE AND EFFECT OF THE REPURCHASE

BACKGROUND AND PURPOSE OF THE REPURCHASE

         Since the merger between us and WEBiX, Inc. on January 15, 2002, our exclusive business has been the operation, through X-Change Technologies Corp., of an alternative trading system for over-the-counter stocks known as WEBIXTRADER. WEBIXTRADER began operations in July 2002, but as a result of declining market volume relating to a sluggish economy, as well as regulatory and competitive factors, did not yet generate any volume. WEBIXTRADER suspended its operations on December 26, 2002.

         Our board of directors and management have been attempting to raise capital to support the business of operating an alternative trading system but have been unsuccessful. In addition, we have incurred debt as a result of the operation of WEBIXTRADER, our attempts to raise capital and the expenses of being a public company. We have not been able to pay employees in cash, and a result have terminated some employees and have agreed to pay other employees with stock.

         As a result of the above factors, our board of directors began to consider whether it would be appropriate to effectively unwind the January 15, 2002 merger between WEBiX, Inc. and us, which would allow the WEBiX Holders to attempt to further develop the alternative trading system and allow us to pursue other opportunities. In September 2002 we held discussions with a representative of the Original Holders and with some of the WEBiX Holders regarding the unwinding of the merger. At this time, we decided not to pursue this type of transaction because it appeared that we might enter into a transaction resulting in our realizing value from WEBIXTRADER and its underlying technology. In December 2002, after it had become clear that this transaction would not occur, we again held discussions with the representative of the Original Holders and with some of the WEBiX Holders regarding a means of effectively unwinding the merger. These discussions led to an agreement to complete the Repurchase.

         Our board of directors believes that the Repurchase should be completed because the operation of WEBIXTRADER is no longer appropriate for us, a public company, due to its lack of profitability. Our board of directors believes that the operation of WEBIXTRADER and any related businesses which may use its technology have significant potential. However, the realization of this potential is dependent almost entirely on the efforts of individuals with the technological and market expertise to expand and operate WEBIXTRADER. While the technology underlying the system is developed, the development of the system as a viable, profitable entity is still in the early stages. Our board of directors believes that it will be difficult for us to realize a value from this business, in part because of the expenses of operating a public company. Completion of the Repurchase will result in the transfer of the business of WEBIXTRADER to the former stockholders of WEBiX, who will attempt to further develop this business. X-Change Technologies Corp., which we no longer own, will assume our debt in connection with this transaction. We will then attempt to locate a business which is more suitable for operation by a public company.

CURRENT STATE OF BUSINESS

         Our primary asset is a license to use the technology needed to operate WEBIXTRADER system. The license is granted by WebIam, Inc., which owns the technology. We have been in default under the license agreement since August 2002. However, while the default results in a revocation of the license, we believe that there is an exception to this revocation under which we may use the software necessary to operate the WEBIXTRADER System for two years from the time of default. We have held discussions with WebIam to resolve the license issue. Another asset we own, through X-Technologies Corp., is the right to use the name "X-Change Technologies."

         We suspended operations of WEBIXTRADER on December 26, 2002. However, X-Change Technologies Corp., after the Repurchase, intends at some point in the future to resume operations of the system, or to launch a similar system. Accordingly, the above license may have significant value to the extent the WEBIXTRADER system, or another alternative trading system, becomes operational. After the Repurchase, any rights that we have to use the technology underlying the WEBIXTRADER system will be transferred to X-Change Technologies Corp. and we will have no interest whatsoever in WEBIXTRADER or the technology needed to operate an alternative trading system. In addition, the right to use the name "X-Change Technologies" will belong to X-Change Technologies Corp., and not to us.

         Our President and CEO, William Frank, operates a business known as Domain Architects, LLC. Domain Architects provides technology-related services, such as application hosting, software maintenance, software development and technology planning. It was originally anticipated that the business of Domain Architects would be combined with our business in some manner. Accordingly, some of the services previously provided by Domain Architects have been provided, since September 2002, through a newly-formed entity known as X-Change Technologies Group, LLC. The "X-Change Technologies" portion of this name has been used with our permission, but we do not have any ownership interest in X-Change Technologies Group. While it has been determined that no business combination will be completed between us and Domain Architects, Domain Architects has continued to operate under the name "X-Change Technologies Group." However, Domain Architects does not claim any ownership interest in the "X-Change Technologies" name.

         On September 19, 2002, we entered into an agreement with X-Change Technologies Group under which X-Change Technologies Group agreed to provide technical support services relating to WEBIXTRADER, in consideration for, among other things, an exclusive right to provide these services and to communicate directly with our clients, the right to use our hardware to provide its support services, the right to seek new business from our clients, and the right to use our facilities, including our data center. Subsequently we defaulted on our lease and X-Change Technologies Group entered into a lease for the facilities and has been paying the rent on them. X-Change Technologies Group has been allowing us to use these facilities without the payment of any rent since this time.

         Dr. Frank, Susan Landin, our Chief Operating Officer, and Robert Kaskel, our Chief Technology Officer, have acted as officers of ours since September 2002, but have not received compensation from us and have indicated that they will not seek compensation from us for their services as officers or, in the case of Dr. Frank, a director. Dr. Frank, Ms. Landin and Mr. Kaskel during this period have been compensated by Domain Architects and have provided services to X-Change Technologies Group. It is anticipated that Domain Architects will enter into a business relationship or business combination with X-Change Technologies Corp. after the Repurchase.

EFFECT OF REPURCHASE ON CONTROL

         The WEBiX Holders, as a group, currently beneficially own over 50% of our voting securities, and as a result have the ability to exercise control over our business, policies and affairs and exert substantial influence over the election of our directors and the approval or disapproval of actions requiring a shareholder vote. As a result of the Repurchase, this ability to exercise control will shift from the WEBiX Holders to the Original Holders.

                 ADVANTAGES AND DISADVANTAGES OF THE REPURCHASE

         Our board of directors believes that the advantage of the Repurchase is that it will essentially place us in the same position as we were before the merger of January 15, 2002. The WEBiX Holders will return a substantial number of our voting shares in connection with the transaction and X-Change Technologies Corp. will also assume our debt. The shares returned will include shares issued to employees in lieu of cash payments. The transaction will allow us to focus on new businesses that are more suitable for operation by a public company.

         The Repurchase may have significant disadvantages for you. As a result of the Repurchase, we will have no interest in the business of X-Change Technologies Corp., which operated WEBIXTRADER and may operate this system in the future. To the extent the business of X-Change Technologies develops and becomes profitable, you will not receive any benefits of the increase in value of the X-Change Technologies Corp. business or any potential profitability. Similarly, to the extent that the business of Domain Architects is combined with the business of X-Change Technologies Corp. and increases the value of X-Change Technologies Corp., you will not receive any benefits from this increase in value.

                              CONFLICT OF INTEREST

         Our board of directors has a conflict of interest in connection with the Securities Repurchase Agreement. The Chairman of our board of directors, Donald E. Weeden, is one of the major WEBiX Holders. Accordingly, Mr. Weeden will have a large stake in X-Change Technologies Corp. after the merger. Our other two directors, William Frank and Walter Raquet, are not WEBiX Holders but plan to be officers and stockholders in, and may be directors of, X-Change Technologies Corp. after the completion of the Repurchase.

         Dr. Frank, Ms. Landin and Mr. Kaskel have been providing services to X-Change Technologies Group, a legal vehicle controlled by Domain Architects with which we have a contractual relationship but in which we have no ownership, at the same time they have acted as our officers. Dr. Frank, Ms. Landin and Mr. Kaskel have a conflict of interest in connection with the Repurchase because Domain Architects may enter into a business combination or business relationship with X-Change Technologies Corp. after the Repurchase.

         As a result of the above conflicts of interest, independently of the stockholder approval required for the Repurchase, we will seek to have the Repurchase approved by a majority of the holders of our voting securities excluding the WEBiX Holders.

                       THE SECURITIES REPURCHASE AGREEMENT

         A copy of the Securities Repurchase Agreement is attached to this Consent Solicitation Statement as Appendix A. Under the Securities Repurchase Agreement, we will transfer all shares of X-Change Technologies Corp. to the WEBiX Holders. As consideration for this transfer, the WEBiX Holders will deliver all shares of our common stock or preferred stock, or options or warrants to purchase shares of our common stock, owned by them to us for surrender to treasury. In addition, under the Securities Repurchase Agreement, X-Change Technologies Corp. will assume substantially all of our debt and we will assign our rights under a license agreement between us and WebIam, Inc. to X-Change Technologies Corp.

         The Securities Repurchase Agreement contains a mutual general release under which we, X-Change Technologies Corp., the Original Holders and the WEBiX Holders agree to release each other from all liabilities that may have arisen through the date of the Securities Repurchase Agreement. The Securities Repurchase Agreement also includes a covenant on the part of us, X-Change Technologies Corp., the Original Holders and the WEBiX Holders not to sue each other.

         The Securities Repurchase Agreement includes representations and warranties by us regarding our authority to enter into the agreement and other matters, including the accuracy of our periodic reports filed with the SEC. It also includes representations and warranties of the Original Holders and the WEBiX Holders regarding their authority to enter into the agreement.

         There are several conditions to the obligation of the parties to the agreement to close the transaction. These conditions are that:

o the representations and warranties of the parties to the agreement are true;

o        our stockholders have approved the Securities Repurchase Agreement;

o we have issued a press release regarding the agreement in a form reasonably acceptable to us and a majority of the Original Holders;

o the Securities Repurchase Agreement and related transactions do not result in the number of our holders of record falling below 300;

o        we have not received written notice that any of our  stockholders  have
         commenced   litigation  to  prevent  the  closing  of  the   Securities
         Repurchase Agreement; and

o no proceeding has been brought by a governmental body or any other person which threatens or questions the validity or legality of the Securities Repurchase Agreement and related transactions.

         The Securities Repurchase Agreement may be terminated before closing by mutual written consent of the parties. It also may be terminated by our board of directors on or after five business days after the expiration of a 21-day period which begins on the date of the press release announcing the Securities Repurchase Agreement, if we have been notified of litigation regarding the transaction and have not been able to obtain a dismissal of the litigation.

                                  VOTE REQUIRED

         The stockholder vote required by the Delaware to approve the Securities Repurchase Agreement, which is equivalent to a sale of our assets, is the affirmative vote of the holders of a majority of our outstanding shares of voting stock, with the holders of our common and preferred stock voting as a single class. Section 78.320 of the Nevada Revised Statutes provides that the written consent of the holders of outstanding shares of voting stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter were present and voted, may be substituted for a special meeting. In order to eliminate the cost and delay involved in holding a special meeting and in order to complete the Repurchase as soon as possible, our board of directors has decided to seek the written consent of the holders of a majority of our outstanding shares of common stock and Series A Preferred Stock.

         We are mailing this Consent Solicitation Statement to seek approval of the Repurchase by the holders of a majority of our voting stock. Our board of directors has fixed December 26, 2002 as the record date for determining the stockholders entitled to receive this Consent Solicitation Statement and to vote on the Repurchase. In connection with the Repurchase, the holders of our common stock and our Series A Preferred Stock will vote together as a single class. The shares of Series A Preferred Stock vote based upon the number of shares of our common stock into which they are convertible. The Series A Preferred Stock is convertible into a total of 40,000,000 shares of our common stock. The Repurchase will not be completed until 21 days following the mailing of this Consent Solicitation Statement.

         A consent executed by a stockholder may be revoked at any time provided that a written, dated revocation is executed and delivered before the time that signed unrevoked consents by the holders of more than 50% of the voting stock outstanding on the record date have been delivered to us at the above address. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective.

                           SHARE OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of December 31, 2002 by
(i) each director who beneficially owns shares of our common stock, (ii) each of our executive officers, (iii) each person that is known by us to beneficially own more than 5% of the outstanding shares of our common stock, and (iv) all directors and executive officers as a group. As of December 31, 2002, we had 37,602,000 issued and outstanding shares of common stock.

---------------------------------------------------------------------------------------------------------------------------------
                                              BENEFICIAL OWNERSHIP BEFORE OFFERING
---------------------------------------------------------------------------------------------------------------------------------
               NAME                     BENEFICIAL                          % OF BENEFICIAL        TOTAL           % OF TOTAL
                                                                                                 BENEFICIAL        BENEFICIAL
                                       OWNERSHIP OF                                             OWNERSHIP OF      OWNERSHIP OF
                                     COMMON STOCK AND       BENEFICIAL        OWNERSHIP OF      COMMON STOCK      COMMON STOCK
                                       WARRANTS AS         OWNERSHIP OF         SERIES A          INCLUDING         INCLUDING
                                     CONVERTED INTO          SERIES A        PREFERRED STOCK     WARRANTS AND     WARRANTS AND
                                       COMMON STOCK       PREFERRED STOCK     AS CONVERTED        SERIES A          SERIES A
                                    EXCLUDING SERIES A     AS CONVERTED       INTO COMMON     PREFERRED STOCK     PREFERRED AS
                                      PREFERRED STOCK    INTO COMMON STOCK       STOCK          AS CONVERTED       CONVERTED
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
Donald E. Weeden                          21,245,993(1)(2)18,245,993(2)(3)       45.61%           39,491,986(2)      53.30%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
K. Richard B. Niehoff                     14,849,043(4)    1,849,043(5)           4.62%           16,698,086         40.43%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
John D. Weeden Living Trust                4,178,630(6)    4,178,630(7)          10.45%            8,357,260         18.18%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
Karl R.B. Niehoff Jr.                      3,175,770(8)    3,175,770(9)           7.94%            6,351,540         14.45%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
Robert Kaskel                              3,000,000*(10)          0              --               3,000,000          7.98%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
WebIam, Inc.                               2,000,000*(11)          0              --               2,000,000          5.32%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
Susan Landin                                 600,000(12)           0              --                 600,000          1.60%
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
William Frank                                      0               0              --                       0          --
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
Walter Raquet                                      0               0              --                       0          --
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------
All Executive Officers and                24,845,993(13)  18,245,993(14)         45.61%           43,091,986         58.16%
Directors as a Group (5 Persons)
----------------------------------- -------------------- ------------------ ----------------- ----------------- -----------------

------- ------------------------------------------------------------------------
*       Indicates joint beneficial ownership of shares.
------- ------------------------------------------------------------------------
(1) Consists of 3,000,000 shares of common stock and 18,245,993 shares issuable upon the exercise of warrants at an exercise price of $1.00 per share.
------- ------------------------------------------------------------------------
(2) Includes shares held by, or issuable upon the exercise of warrants held by, the Donald E. Weeden IRA Rollover, Weeden Foundation, Weeden Family Trust No. 1 and High Fields, L.P.
------- ------------------------------------------------------------------------
(3)     Consists of  1,824,599.3  shares of Series A  Preferred  Stock which are convertible into, and have voting rights equivalent to, 18,245,993 shares of common stock.
------- ------------------------------------------------------------------------
(4) Consists of 13,000,000 shares of common stock and 1,849,043 shares issuable upon the exercise of warrants at an exercise price of $1.00 per share.
------- ------------------------------------------------------------------------
(5) Consists of 184,904.3 shares of Series A Preferred Stock which are convertible into, and have voting rights equivalent to, 1,849,043 shares of common stock.
------- ------------------------------------------------------------------------
(6) Consists of 4,178,630 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.00 per share.
------- ------------------------------------------------------------------------
(7) Consists of 417,863 shares of Series A Preferred Stock which are convertible into, and have voting rights equivalent to, 4,178,630 shares of common stock.
------- ------------------------------------------------------------------------
(8) Consists of 3,175,770 shares of common stock issuable upon the exercise of warrants at an exercise price of $1.00 per share.
------- ------------------------------------------------------------------------
(9) Consists of 317,577 shares of Series A Preferred Stock which are convertible into, and have voting rights equivalent to, 3,175,770 shares of common stock.
------- ------------------------------------------------------------------------
(10) Consists of 1,000,000 shares of common stock owned directly and 2,000,000 shares of common stock owned by WebIam, Inc. Mr. Kaskel owns 33-1/3% of WebIam, Inc.'s voting stock and is a director of WebIam, Inc. Mr. Kaskel disclaims beneficial ownership of 1,334,000 of the 2,000,000 shares of common stock owned by WebIam, Inc.
------- ------------------------------------------------------------------------
(11)     Consists of 2,000,000 shares of common stock.
------- ------------------------------------------------------------------------
(12)     Consists of 600,000 shares of common stock.
------- ------------------------------------------------------------------------
(13) Consists of 6,600,000 shares of common stock and 18,245,993 shares issuable upon the exercise of warrants at an exercise price of $1.00 per share.
------- ------------------------------------------------------------------------
(14) Consists of 1,824,599.3 shares of Series A Preferred Stock which are convertible into, and have the voting rights equivalent to, 18,245,993 shares of common stock.
------- ------------------------------------------------------------------------

                                   APPENDIX A

SECURITIES REPURCHASE AGREEMENT DATED AS OF DECEMBER 23, 2002

                         SECURITIES REPURCHASE AGREEMENT

         THIS AGREEMENT has been entered into as of December 23, 2002, and is between The X-Change Corporation, a Nevada corporation ("XCHC"), X-Change
Technologies Corp., a Delaware corporation ("X-CHANGE TECHNOLOGIES"), the shareholders of XCHC who formerly owned interests in Webix, Inc., a Florida corporation ("WEBIX") and whose names appear on Schedule A to this Agreement (the "WEBIX HOLDERS") and certain persons who are currently Shareholders of XCHC and who owned shares of XCHC prior to January 15, 2002 and whose names appear on Schedule B to this Agreement (the "ORIGINAL HOLDERS").

         THE  FOLLOWING  PREMISES  form an  integral  part  of  this  Agreement:
WHEREAS, XCHC entered into a "PLAN OF MERGER" on December 14, 2001, with WEBIX for the purpose of acquiring (through a forward triangular merger between WEBIX and Popo Agie, Inc., a Delaware corporation wholly-owned by XCHC) ("POPO AGIE") WEBIX and its business; WHEREAS, the Plan of Merger was closed on January 15, 2002 through the aforesaid forward triangular merger ("MERGER"), and WEBIX was merged into Popo Agie, which is now known as X-Change Technologies and is a wholly-owned subsidiary of XCHC; WHEREAS, the Original Holders entered into various "LOCK UP AGREEMENTS" in order to facilitate the Plan of Merger and, thereby, surrendered a portion of their shares to treasury and agreed not to sell for a period of time such shares as remained to them; WHEREAS, in consideration of the Merger, XCHC issued shares of its "restricted" common and preferred stock and warrants, all of which are collectively referred to as the "XCHC/WEBIX MERGER SECURITIES" to the WEBIX Holders; and WHEREAS, the officers and directors of XCHC and WEBIX immediately prior to the Merger have determined that it is in the mutual best interests of the respective corporations that the parties hereto be placed in the same positions relative to XCHC and the business of WEBIX as before the Merger;

         NOW, THEREFORE, based upon the above and foregoing premises and such other and further consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                              SECURITIES REPURCHASE

         1.1 CLOSING. The closing under this agreement ("Closing") shall take place on the first business day following the expiration of a 21-day period beginning the day the press release is made pursuant to Section 3.3 below in the offices of X-Change Technologies, 36 W. 44th Street, Ste. 1209, New York, NY 10036 (or such other place as the parties may agree) at 10:00 a.m. local time (the "Closing Date"); provided, however, that the Closing Date may be postponed to a later time and date by mutual agreement of the parties. If the Closing Date is postponed, all references to the Closing Date in this Agreement shall refer to the postponed date.

         1.2 TERMS OF THE REPURCHASE. In consideration for the repurchase: (i) XCHC shall transfer, upon fulfillment of all conditions precedent, all shares of X-Change Technologies which it owns to the WEBIX Holders, in proportion to the percentages of ownership listed on Schedule A hereto; (ii) XCHC shall assign its rights under that certain Software License Agreement dated as of January 15, 2002 among WEBIX, XCHC and WebIam, Inc., a New Jersey corporation, to X-Change Technologies; (iii) the WEBIX Holders shall transfer, upon fulfillment of all conditions precedent, for surrender to treasury: (A) the XCHC/X-Change Technologies Merger Securities, and (B) any and all options, warrants or other securities held by any WEBIX Holder giving such holder the right to purchase shares of the common stock, $.001 par value, of XCHC; and (iv) X-Change Technologies shall assume all indebtedness of XCHC as of the Closing Date.

         1.3 MUTUAL GENERAL RELEASE BETWEEN XCHC, THE ORIGINAL HOLDERS AND THE WEBIX HOLDERS. In consideration of the above and foregoing premises and the mutual covenants, promises and agreements contained in this agreement, XCHC, X-Change Technologies, the Original Holders and the WEBIX Holders (for themselves, their successors and assigns) do each forever acquit, remise, release and forever discharge one another (as well as their respective directors, officers, employees, shareholders, accountants, legal counsel, agents, successors, affiliates and assigns) from and against any and all actions, suits, claims, demands, rights, controversies, debts, agreements, damages, costs, expenses, liabilities, compensation and causes of action of any kind or nature whatsoever which has happened, developed or occurred, whether now known or unknown, at any time prior to and including the date of this Agreement.

         1.4 COVENANT OF XCHC, ORIGINAL HOLDERS AND WEBIX HOLDERS NOT TO SUE. XCHC, X-Change Technologies, the Original Holders and the WEBIX Holders further covenant and agree that they will not, either individually or collectively, bring, commence, institute, maintain, prosecute or instigate any action at law, proceeding in equity, administrative proceeding or otherwise, nor prosecute or sue one another (as well as one another's directors, officers, employees, shareholders, accountants, legal counsel, agents, successors, affiliates and assigns) either affirmatively or by way of cross-claim, defense or counterclaim, or in any other manner, for any alleged claim, demand, liability or cause of action in any way stemming from any claimed action or inaction prior to and including the date of the execution and delivery of this agreement.

         1.5 FINAL SETTLEMENT. The parties each acknowledge, understand and agree that they are aware that they or their attorneys may hereafter discover facts different from or in addition to the facts which they now know or believe to be true, but that it is their intention to fully, finally, absolutely and forever settle any and all claims, disputes and differences which now exist, may exist or may have existed between them, and that in furtherance of such intention, the general and other releases given herein shall be and remain in effect as full and complete releases, notwithstanding any mistake of fact or the discovery of any different or additional facts.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1 REPRESENTATIONS AND WARRANTIES OF XCHC. XCHC represents and warrants to the Original Holders and WEBIX Holders as follows: a. Authority. All necessary action has been taken to make this agreement a legal, valid and binding obligation of XCHC enforceable in accordance with its terms and conditions. b. Violations. The execution and delivery of this agreement and the performance by XCHC of its obligations hereunder will not result in any material breach or violation of or material default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule, regulation, statute, order or decree of any kind to which XCHC or any of its affiliates is a party or by which any of them or any of their property is or may be or become subject. c. Consents and Approvals of Government Authorizations. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this agreement by XCHC and the consummation of the transactions contemplated hereby. d. XCHC Securities Issuances. Other than the XCHC/X-Change Technologies Merger Securities, and 600,000 shares of XCHC common stock that shall be transferred to XCHC for surrender to treasury by a WEBIX Holder pursuant to
Section 1.2(iii) of this Agreement, no securities of XCHC have been issued since January 14, 2002. e. SEC Reports. XCHC is required to file periodic reports with the Securities and Exchange Commission (the "Commission") pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Each such report since January 15, 2002 (a) was prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, and (b) none of such reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the filings in which they were made, not misleading. XCHC has filed all reports required to be filed by it and is current in all of its filing obligations. f. Full Disclosure. No representation or warranty in this agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to XCHC which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect upon the condition (financial or otherwise), results of operations, assets, liabilities or businesses of XCHC which have not been disclosed in this agreement.

         2.2 REPRESENTATIONS AND WARRANTIES OF ORIGINAL HOLDERS. Each Original Holder represents and warrants to XCHC and the WEBIX Holders as follows: a. Authority. All necessary action has been taken to make this agreement a legal, valid and binding obligation of such Original Holder enforceable in accordance with its terms and conditions. b. Full Disclosure. No representation or warranty by such Original Holder in this agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         2.3 REPRESENTATIONS AND WARRANTIES OF WEBIX HOLDERS. Each WEBIX Holder represents and warrants to XCHC and the Original Holders as follows: a.
Authority. All necessary action has been taken to make this agreement a legal, valid and binding obligation of such WEBIX Holder enforceable in accordance with its terms and conditions. b. Investment Intent. Such WEBIX Holder is acquiring the shares of X-Change Technologies for investment for his, her or its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the shares of X-Change Technologies unless (i) the Transfer is pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and the rules and regulations in effect thereunder or the securities laws of any other relevant jurisdiction (the "Securities Act"), or (ii) counsel for such WEBIX Holder shall have furnished X-Change Technologies with an opinion, reasonably acceptable to X-Change Technologies, that no such registration is required because of the availability of an exemption under the Securities Act. c. Full Disclosure. No representation or warranty by such WEBIX Holder in this agreement contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

         2.4 COVENANTS OF XCHC. XCHC covenants to the WEBIX Holders, X-Change Technologies and the Original Holders as follows: a. Press Release/Form 8-K. XCHC shall, forthwith after execution and delivery of this agreement, issue a press release and contemporaneously file a Form 8-K, both in form and substance mutually acceptable to XCHC and a majority of the Original Holders, informing the public and regulatory authorities thereby of this agreement. b. Shareholder Consent. XCHC shall forthwith solicit its shareholders for, and use its best efforts to obtain, a consent in accord with the Nevada Corporation Code which approves this Agreement. c. Other Actions Necessary for Transfer of Assets. XCHC agrees to execute any consents, certificates, instruments, agreements and other documents, and to take any other actions reasonably requested by X-Change Technologies for the purpose of ensuring that X-Change Technologies has ownership of all assets, including technology, needed to operate the alternative trading system known as WEBIXTRADER, it being the intent of the parties that all such ownership be vested in X-Change Technologies.

                                   ARTICLE III

                          CONDITIONS CLOSING OBLIGATION

         The obligation of XCHC, the Original Holders and the WEBIX Holders to close under this agreement shall be subject to the satisfaction, on or before Closing, of each of the following conditions:

         3.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the respective parties contained herein shall be in all material respects true and accurate as of the date when made and at and as of Closing as though such representations and warranties were made at and as of such date, except for changes permitted or contemplated by the terms of this agreement.

         3.2 PERFORMANCE. The parties shall have performed and complied with all agreements, obligations and conditions required by agreement to be performed or complied with by it on or prior to Closing.

         3.3 CONSENT OF STOCKHOLDERS. The shareholders of XCHC shall have acted by consent in number sufficient to allow for approval of this agreement. Further, XCHC shall issue a joint press release in form and substance reasonably acceptable to XCHC and a majority of the Original Holders.

         3.4 HOLDERS OF RECORD. The transfers of shares and other actions contemplated by this Agreement shall not result in the number of XCHC's holders of record falling below 300.

         3.5 LACK OF DISAPPROVAL BY STOCKHOLDERS. XCHC shall not have received written notice from any shareholder of the shareholder's having actually commenced litigation to prevent Closing of this Agreement.

         3.6 NO GOVERNMENTAL PROCEEDING OR LITIGATION. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or entity or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

         3.7 RESIGNATION OF OFFICERS AND DIRECTORS. The officers and directors of XCHC as of the date of this Agreement shall have resigned effective as of the Closing Date.

                                    ARTICLE IV

                           TERMINATION AND ABANDONMENT

         4.1 METHODS OF TERMINATION. This agreement may be terminated prior to Closing by: (a) mutual written consent of the parties; or (b) the board of XCHC on or after five (5) business days after the 21-day period following the press release set forth in paragraph 3.3 in the event of a notification pursuant to paragraph 3.5 and failure to procure a dismissal with prejudice of the complaint within the aforesaid time period.

         4.2 PROCEDURE ON TERMINATION. In the event of termination and abandonment by the board of XCHC, pursuant to Section 4.1(b), written notice thereof shall forthwith be given to the Original Holders and WEBIX Holders, and this agreement shall terminate, and the Closing be abandoned without further action by XCHC, the Original Holders or the WEBIX Holders.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 ENTIRE AGREEMENT; MODIFICATION. This agreement sets forth and constitutes the entire agreement between the parties hereto with respect to transactions set forth herein, and supersedes any and all prior agreements, understandings, promises, and representations made by any party to any other party concerning the subject matter hereof and the terms applicable thereto. This agreement may not be released, discharged, amended or modified in any manner except by an instrument in writing signed by duly authorized representatives of the parties hereto.

         5.2 PARTIES INDEPENDENT. In making and performing this agreement, the parties act and shall act at all times as independent persons, and nothing contained in this agreement shall be construed or implied to create an agency or partnership relationship between the parties. At no time shall any party make commitments or incur any charges or expenses for or in the name of any other party.

         5.3 LEGAL REPRESENTATION. The parties acknowledge that Shefsky & Froelich Ltd. is acting only as counsel for XCHC in connection with this Agreement and the related transactions, and that each other party has had the opportunity to consult with independent counsel.

         5.4 SEVERABILITY. The invalidity or unenforceabilty of one or more provisions of this agreement shall not affect the validity or enforceability of any of the other provisions hereof, and this agreement shall be construed in all respects as if such invalid or unenforceable provisions are omitted.

         5.5 GOVERNING LAW. This agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of Nevada.

         5.6 WAIVERS. The failure of any party hereto to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this agreement or to otherwise exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant or condition or the future exercise of such right, but the obligations of the party with respect to such future performance shall continue in full force and effect.

         5.7 HEADINGS. The headings in the articles, sections and paragraphs used in this agreement are included for convenience only and are not to be used in construing or interpreting this agreement.

         5.8 COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

         5.9 EXPENSES. Each party shall pay the expenses incurred by them under or in connection with this agreement.

5.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and agreements contained in this agreement shall survive the execution hereof for a period of one year, and shall be unaffected by any investigation made by any party at any time.

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED AS OF THE DATE FIRST WRITTEN ABOVE.

                                                     THE X-CHANGE CORPORATION:

                                                     By:
                                                              President

                                     ATTEST:


                                    Secretary



                                                     X-CHANGE TECHNOLOGIES:

                                                     By:
                                                     Its:_______________________



                                                     ORIGINAL HOLDERS:

                                                     CARIBBEAN ISLAND SHIPPING

                                                     By:
                                                     Its:_______________________

                                   LYNN ELLIOT




                                  CONNIE HOWARD




                                  CYNTHIA JARED




                                  THERESA MCKIE




                                  GARY SWANCEY




                                                     TRANSWORLD SHIPPING

                                                     By:
                                                     Its:_______________________

                                   RACHEL YORK




                                 WEBIX HOLDERS:

                                 ELIZABETH BAREK




                                                     JAMES B. BAYLEY




                                                     MOLLY G. BAYLEY




                                   HOLLY BLUM




                                                     DAVID L. DAVIES




                                  DRL PARTNERS

                                                     By:
                                                     Its:


                                 EDWARD EYERMAN




                                  RAY FAHRMEIER




                                                     ROBERT N. GORDON




                                 HIGH FIELDS LP

                                                     By:
                                                     Its:


                                                     ROBERT M. KASKEL




                                  NOAH KLARISH




                                  SUSAN LANDIN




                                                     SUSAN LAPCZYNSKI




                                  IVAN MATATICK




                                 STEVEN MAYBAUM




                                                     MICHAEL A. MOOK




                                                     DANIEL F. MORRISSEY




                                                     MYRON G. MYERS




                                                     HC BUCK NIEHOFF




                                                     JEANNETTE NIEHOFF ROTH IRA

                                                     By:
                                                     Its:


                                                     K. RICHARD B. NIEHOFF




                                                     KARL R.B. NIEHOFF




                                                     KARL R.B. NIEHOFF ROTH IRA

                                                     By:
                                                     Its:


                                                     ERIC B. NISSAN




                                  MANUEL PARRA




                                  EDWARD PERRY




                                                     JEFFREY R. POWER




                                 DMITRIY REZNIK




                                    PATRICK C. AND JUDITH A. RYAN, JOINT TENANTS


                                                     Patrick C. Ryan


                                 Judith A. Ryan

                                                     JEFFREY M. SCHAEFER




                                 ROBERT TURCHYN




                                  WEBIAM, INC.

                                                     By:
                                                     Its:


                                                     ALAN R. WEEDEN






                                                     DONALD E. WEEDEN




                                             DONALD E. WEEDEN IRA ROLLOVER TRUST

                                                     By:
                                                     Its:


                                                     JOHN D. WEEDEN




                                                     WEEDEN FAMILY TRUST #1

                                                     By:
                                                     Its:


                                                     WEEDEN FOUNDATION

                                                     By:
                                                     Its:


                                                     IRMA ZIEGLER LIVING TRUST

                                                     By:
                                                     Its:

                                   SCHEDULE A

                                  WEBIX HOLDERS


NAME                                                      PERCENTAGES
Elizabeth Barek                                              0.809%
James B. Bayley                                              0.809%
Molly G. Bayley                                              0.619%
Holly Blum                                                   0.310%
David L. Davies                                              0.619%
DRL Partners                                                 0.323%
Edward Eyerman                                               1.617%
Ray Fahrmeier                                                0.809%
Robert N. Gordon                                             0.809%
High Fields LP                                               1.617%
Robert M. Kaskel                                             1.548%
Noah Klarish                                                 1.869%
Susan Landin                                                 0.929%
Susan Lapczynski                                             0.929%
Ivan Matatick                                                0.310%
Steven Maybaum                                               1.548%
Michael A. Mook                                              0.323%
Daniel F. Morrissey                                          0.929%
Myron G. Myers                                               0.809%
HC Buck Niehoff                                              0.970%
Jeannette Niehoff Roth IRA                                   0.097%
K. Richard Niehoff                                          22.986%
Karl R. B. Niehoff                                           4.819%
Karl R. B. Niehoff Roth IRA                                  0.097%
Eric B. Nissan                                               1.936%
Manuel Parra                                                 0.970%
Edward Perry                                                 0.162%
Jeffrey R. Power                                             1.294%
Dmitriy Reznik                                               0.039%
Patrick C. and Judith A. Ryan, Jt. Ten.                      1.617%
Jeffrey M. Schaefer                                          2.897%
Lance & Rita Sherman                                         0.809%
Robert Turchyn                                               0.809%
WebIAm, Inc.                                                 3.096%
Alan R. Weeden                                               0.323%
Donald E. Weeden                                            15.100%
Donald E. Weeden IRA Rollover Trust                          8.086%
John D. Weeden                                               6.468%
Weeden Family Trust #1                                       3.234%
Weeden Foundation                                            4.851%
Irma Ziegler Living Trust                                    0.809%

                                       24
                                   SCHEDULE B

                                ORIGINAL HOLDERS



         Bruce Pierce

         Connie Howard

         Gary Swancey

         Teresa McKie

         Lynn Elliott

         Cynthia Jared

         Rachel York

         Transworld Shipping

         Caribbean Island Shipping